Exhibit 99.1

Super League Stockholders Approve All Proposals Related to Metaplanet's Proposed 2,100 Bitcoin and Cash Investment

Subject to customary closing conditions, Super League will be renamed "Superplanet, Inc." and become Metaplanet's U.S. Bitcoin treasury platform, spanning Nasdaq and the Tokyo Stock Exchange

SANTA MONICA, Calif., Oct. 19, 2026 (GLOBE NEWSWIRE) -- Super League Enterprise, Inc. (Nasdaq: SLE) ("Super League") today announced that its stockholders approved all proposals presented at Super League's 2026 Annual Meeting of Stockholders, held on October 16, 2026, including those related to the previously announced proposed strategic investment in Super League by Metaplanet, Inc. (TSE: 3350) ("Metaplanet").

Under the definitive agreement announced on August 18, 2026, Metaplanet, through its wholly owned U.S. subsidiary, Metaplanet Holdings, Inc., will contribute 2,100 Bitcoin, together with $2.5 million in cash, to Super League at closing. Measured at the closing price of Bitcoin on the Coinbase Exchange at 4:00 p.m. (New York City time) on August 14, 2026, the reference date under the agreement, the 2,100 Bitcoin was valued at approximately $132.1 million. As of October 16, 2026, that value had increased to approximately $170.0 million. Bitcoin's price is volatile and will continue to fluctuate.

The proposed transaction is anticipated to close in the fourth quarter of 2026, subject to customary closing conditions, including required filings with the Nasdaq Capital Market (“Nasdaq”).

Superplanet, Inc. At closing, Super League will be renamed "Superplanet, Inc." and trade on Nasdaq under the ticker symbol "SUPA." Super League’s advertising and media activation business will continue as a distinct operating segment. Matt Edelman will continue as Chief Executive Officer.

Initial Investment. In exchange for the Bitcoin and cash, Metaplanet will receive 44,859,400 shares of common stock at $3.00 per share at closing. The share count was fixed using Bitcoin's reference price on August 14, 2026 and will not vary with the price of Bitcoin before closing.

Additional Securities. At closing, Metaplanet will also receive 100 shares of convertible perpetual preferred stock, carrying certain governance and voting rights, and ten-year warrants to purchase up to 381,000,000 shares of common stock in four tranches, with exercise prices stepping up from $3.00 to $33.50 per share. Additionally, for 24 months after closing, Metaplanet will have the right to subscribe for up to 2,100,000 shares of non-convertible junior liquidity preferred stock, with a stated value of $100.00 per share, and invest up to an additional $210.0 million in Superplanet.

Five-Year Lock-Up. Metaplanet has agreed to a five-year lock-up for all shares of common stock that will be issued to Metaplanet at closing and any shares that may be issued upon exercise of its warrants or conversion of its convertible perpetual preferred stock, subject to certain exceptions.

A Platform Built for the Long Term

At closing, the Bitcoin will arrive in kind, establishing Superplanet's treasury without the need to source, time and execute open-market purchases. Metaplanet's lock-up reflects a commitment measured in years. The proposed transaction will create a platform spanning two of the world's principal capital markets, Nasdaq and the Tokyo Stock Exchange, each with its own investor base and currency, compounding a single group-level Bitcoin position.

"I’m deeply grateful to our stockholders for their support. Their approval brings us one step closer to redefining what this company can become,” said Matt Edelman, Chairman, Chief Executive Officer and President of Super League. “If the transaction closes, we would no longer be defined solely by our current scale. Alongside an operating business that continues to serve many of the world’s most recognizable brands, we would have a treasury seeded with 2,100 Bitcoin and the long-term backing of one of the largest corporate Bitcoin holders globally."

About Super League

Super League Enterprise, Inc. (Nasdaq: SLE) connects brands with the 3.3 billion-person global gaming population through advertising and branded content programs across gaming and digital media platforms. Super League generates revenue by delivering these programs through proprietary interactive formats, creator content, immersive experiences, data-driven insights, and strategic campaign services designed to improve marketing performance. By translating player behavior into actionable intelligence, Super League serves as a trusted partner helping brands reach and influence consumers who play video games. With a deep understanding of this highly engaged yet under-monetized audience, Super League is positioned to capture an increasing share of brand advertising spend as the market evolves.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.

Forward-looking statements can be identified by words such as “anticipate,” “intend,” "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements include all statements other than statements of historical fact, including, without limitation, all statements regarding the proposed transaction with Metaplanet (the “Transaction”); the value of Bitcoin received by Super League in exchange for the shares of Super League common stock to be issued to Metaplanet; the value of Super League, assuming the consummation of the Transaction; Super League becoming controlled by Metaplanet following the closing of the Transaction; Super League’s new business strategy regarding a Bitcoin treasury model; the anticipated benefits, structure and key terms of the Transaction; expected timing for consummating the Transaction; strategic transactions and partnerships; and capital structure, liquidity, and financing activities. These statements are based on current expectations, estimates, forecasts, and projections about the industry and markets in which Super League operates, management’s current beliefs, and certain assumptions made by Super League, all of which are subject to change.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these are based only on Super League’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other conditions. Because forward-looking statements relate to the future, these are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Super League’s control. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results or financial condition to differ materially from those indicated in any forward-looking statements. Neither Super League nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements as predictions of future events.

Important risk factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, but are not limited to: fluctuations in the market price of Bitcoin and any associated unrealized gains or losses on digital assets, including accounting treatment relating to Super League's Bitcoin holdings; changes in securities laws or other laws or regulations, or the adoption of new laws or regulations, relating to Bitcoin that adversely affect the price of bitcoin or Super League’s ability to transact in or own Bitcoin; the impact of the availability of spot exchange traded products and other investment vehicles for Bitcoin and other digital assets; a decrease in liquidity in the markets in which Bitcoin is traded; security breaches, cyberattacks, unauthorized access, loss of private keys, fraud or other circumstances or events that result in the loss of Super League’s Bitcoin; impacts to the price and rate of adoption of bitcoin associated with financial difficulties and bankruptcies of various participants in the digital asset industry; the extent and timing of market acceptance of Super League’s new product offerings; Super League’s ability to create customer demand and adoption trends; Super League’s ability to successfully integrate new technologies and partnerships; the consummation of the Transaction on anticipated terms and timing, including the satisfaction of closing conditions; Super League’s ability to maintain compliance with the Nasdaq continued listing standards; access to, and the cost of, capital; and the other risks and uncertainties described in the section entitled “Risk Factors” in Super League’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, Super League’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, Super League’s Definitive Proxy Statement on Schedule 14A, and other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Any forward-looking statement made by Super League in this press release is based only on information currently available to Super League and speaks only as of the date on which it is made. Except as required by law, Super League undertakes no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Investor Relations Contact:

Allan Rosenthal

Intelligent IR ATX

abrosey@intelligentiratx.com